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                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
     14A-6(E)(2)
[X]  Definitive Proxy Statement
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      John Hancock Variable Series Trust I
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
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     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing Party:


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     (4)  Date Filed:
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                      John Hancock Variable Series Trust I
     Fundamental Growth Fund (formerly the Fundamental Mid Cap Growth Fund)

                             YOUR VOTE IS IMPORTANT!

Dear Shareholder:

To facilitate receiving your voted proxy as quickly as possible, we have instructed our independent proxy tabulator to forward the enclosed proxy material to you by either priority mail or overnight delivery.

The attached Federal Express envelope has been provided to speed the return of your signed proxy. To use this return envelope, simply call Federal Express at 1-800-238-5355. Federal Express will pick up the envelope at your location. There is no charge for either the phone call or the pick-up.


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          Read the enclosed Proxy Statement carefully before you vote.

REMINDER: The services of Putnam Investment Management, Inc. will be available to the Fundamental Growth Fund only if Shareholders vote YES to Proposal 4A and
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YES to Proposal 4B.
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Form ProxFndGrwth - 9/21